Exhibit 13.1

CERTIFICATION

Under 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Copernic Inc. (the “Company”) do hereby certify, to such officers’ knowledge, that:

(1)     The Annual Report on Form 20-F for the year ended December 31, 2008 of the Company (“Form 20-F”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2009	By: s/s Marc Ferland Marc Ferland President and Chief Executive Officer and Acting CFO

Date: March 27, 2009	By: s/s Claire Castonguay Claire Castonguay Vice President, Finance and Controller